UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

WORLD GOLD TRUST
SPONSORED BY WGC USA ASSET MANAGEMENT COMPANY, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-37996	36-7650517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o WGC USA Asset Management Company, LLC
685 Third Ave., Suite 2702
New York, New York 10017
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) Name	Name of each exchange on which registered
SPDR® Gold MiniShares®	GLDM®	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01         Other Events.

On October 24, 2023, ICBC Standard Bank plc (“ICBC”) and World Gold Trust on behalf of its series, SPDR® Gold MiniShares® Trust (the “Trust”) entered into the Second Amended and Restated Allocated Gold Account Agreement (the “Allocated Account Agreement”) and the First Amended and Restated Unallocated Gold Account Agreement (the “Unallocated Account Agreement” and together with the Allocated Account Agreement, the “Custody Agreements”). The Custody Agreements were amended and restated to (i) include a description of the creation and redemption procedures used for the creation and redemption of baskets of shares in exchange for deposits and deliveries of gold to and from the Trust, (ii) detail certain reporting services provided by ICBC to the Trust, (iii) add procedures to allow for book entry transfers of the Trust’s gold to and from other custodians, sub-custodians, and indirect sub-custodians of the Trust’s gold, and (iv) update and clarify other non-material provisions.

The foregoing description of the Custody Agreements does not purport to be complete and is qualified in its entirety by reference to the complete agreements filed respectively as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Second Amended and Restated Allocated Gold Account Agreement dated October 24, 2023 between ICBC Standard Bank plc and World Gold Trust on behalf of its series, SPDR® Gold MiniShares® Trust

10.2	First Amended and Restated Unallocated Gold Account Agreement dated October 24, 2023 between ICBC Standard Bank plc and World Gold Trust on behalf of its series, SPDR® Gold MiniShares® Trust

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2023	WORLD GOLD TRUST
(Registrant)*

	By:	WGC USA Asset Management Company, LLC as the Sponsor of the Registrant

	By:	/s/ Joseph R. Cavatoni
Name: Joseph R. Cavatoni Title: Principal Executive Officer

*
As the Registrant is a trust, this report is being filed on behalf of the Registrant by WGC USA Asset Management Company, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of WGC USA Asset Management Company, LLC.